Exhibit 10.1
AMENDMENT NO. 5 TO CREDIT AGREEMENT
          This Amendment No. 5 to Credit Agreement (this “Amendment”) is entered into as of August 28, 2009, by and among West Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Wachovia Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
          WHEREAS, the Borrower, the Lenders, the Administrative Agent, as successor to Lehman Commercial Paper Inc., and other agents and parties party thereto have entered into the Credit Agreement, dated as of October 24, 2006, as amended by Amendment No. 1 on February 14, 2007, as amended by Amendment No. 2 on May 11, 2007, as amended by Amendment No. 3 on May 16, 2008, as amended by Amendment No. 4 effective as of August 10, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Borrower desires to amend the Credit Agreement (such term and other terms used in these Recitals and not otherwise defined having the meaning set forth in Section 1 below) to extend the maturity of certain of the Term B-2 Loans and make certain other changes set forth herein;
          WHEREAS, each Term B-2 Lender who executes and delivers this Amendment as a “Term B-4 Lender” has agreed to extend the maturity of all or a portion of such Term B-2 Lender’s Term B-2 Loans in accordance with the terms and subject to the conditions set forth herein; and
          WHEREAS, each Lender who executes and delivers this Amendment has agreed to amend the Loan Documents to reflect the terms set forth herein, subject to the conditions set forth herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
          1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          2. Amendments. The Credit Agreement is, effective as of the Effective Date, hereby amended as follows:
          (a) Section 1.01 is hereby amended as follows:
     (i) The following definitions shall be added in appropriate alphabetical order to read as follows:
     “‘Additional Senior Secured Notes’ means senior secured notes (which notes may have the same lien priority as or junior lien priority to the Obligations) to be issued by the Borrower at any time and from time to time after the Amendment No. 5 Effective Date and any exchange notes issued in respect thereof on substantially the same terms; provided that (i) such Additional Senior Secured Notes mature no earlier than, and do not require any scheduled amortization or other scheduled payments of principal prior to, the date that is ninety one days following the latest Maturity Date in effect at the time of incurrence (it being understood that such Additional Senior Secured Notes may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (ii) hereof); (ii) such Additional Senior Secured Notes have customary covenants, events of default, guarantees, collateral and other terms (other than interest rate and redemption premiums), which, taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those in this Agreement, provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Additional Senior Secured Notes (or such shorter period as the Administrative Agent may reasonably agree), together with a reasonably detailed description of the material terms and conditions of such Additional Senior Secured Notes or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); (iii) prior to and immediately after the incurrence of such Additional Senior Secured Notes, no Default or Event of Default shall exist; (iv) the Borrower shall be in compliance with each of the covenants set forth in Section 7.11 determined on a Pro Forma Basis as of the date of incurrence of such Additional Senior Secured Notes and the last day of the most recent Test Period, as if such Additional Senior Secured Notes had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith; (v) such Additional Senior Secured Notes shall be subject to an Additional Senior Secured Notes Intercreditor Agreement; and (vi) Net Cash Proceeds from the Additional Senior Secured Notes shall be applied in accordance with Section 2.05(b)(iii). The Additional Senior Secured Notes shall be secured by the Collateral by amending or modifying the Collateral Documents (which amendments or modifications may include collateral trust arrangements pursuant to which a collateral trustee replaces or is appointed by the Administrative Agent) pursuant to amendments or modifications reasonably acceptable to the Administrative Agent.”
     “‘Additional Senior Secured Notes Documentation’ means the Additional Senior Secured Notes, and all documents executed and delivered with respect to the Additional Senior Secured Notes.”
     “‘Additional Senior Secured Notes Intercreditor Agreement’ means any Pari Passu Intercreditor Agreement and any Junior Priority Intercreditor Agreement.”
     “‘Amendment No. 5’ means Amendment No. 5 to this Agreement, dated as of August 28, 2009, among the Borrower, the Subsidiary Borrowers and the Administrative Agent.”
     “‘Amendment No. 5 Effective Date’ has the meaning specified in Amendment No. 5.”
     “‘Electing Lender’ has the meaning specified in Section 2.17(f)(i).”
     “‘Extended Revolving Credit Commitment’ has the meaning set forth in Section 2.17(b).”

     “‘Extended Term Loan’ has the meaning set forth in Section 2.17(b).”
     “‘Extending Lender’ has the meaning set forth in Section 2.17.”
     “‘Extension’ has the meaning set forth in Section 2.17(a).”
     “‘Extension Amendment” has the meaning set forth in Section 2.17(a).”
     “‘Further Election’ has the meaning specified in Section 2.17(f)(i).”
     “‘Initial New Revolving Commitment’ has the meaning set forth in Section 2.17(f)(iii).”
     “‘Junior Priority Intercreditor Agreement’ means a customary intercreditor, collateral trust or other similar agreement entered into in connection with the issuance of any Additional Senior Secured Notes secured by Liens ranking junior to the Liens securing the Obligations, that provides, for terms substantially similar to those set forth on Exhibit M to this Agreement, with such changes (so long as such changes, taken as a whole, are not materially adverse to the Lenders), if any, as may be reasonably satisfactory to the Administrative Agent.”
     “‘New Revolving Amount’ has the meaning specified in Section 2.17(f)(i).”
     “‘New Revolving Commitment Lenders’ has the meaning specified in Section 2.17(f)(i).”
     “‘New Revolving Credit Commitment’ has the meaning specified in Section 2.17(f)(i).”
     “‘Non-Electing Lender’ has the meaning specified in Section 2.17(f)(i).”
     “‘Pari Passu Intercreditor Agreement’ means an intercreditor, collateral trust or other similar agreement, substantially in the form of Exhibit N, entered into in connection with the issuance of any Additional Senior Secured Notes secured by Liens ranking pari passu to the Liens securing the Obligations, appropriately modified to reflect the terms of the applicable issue of Additional Senior Secured Notes and with such other changes (so long as such changes, taken as a whole, are not materially adverse to the Lenders), if any, as may be reasonably satisfactory to the Administrative Agent.”
     “‘Post Effectiveness’ has the meaning specified in Section 2.17(f)(ii).”
     “‘Pre-Effectiveness’ has the meaning specified in Section 2.17(f)(ii).”
     “‘Pro Rata Extension Offer’ has the meaning set forth in Section 2.17.”
     “‘Revolving Pro Rata Extension Offers’ has the meaning specified in Section 2.17(a).”

     “‘Term B-4 Base Rate Loan’ mean a Base Rate Loan designated as such pursuant to Section 4 of Amendment No. 5.”
     “‘Term B-4 Eurocurrency Rate Loan’ mean a Eurocurrency Rate Loan designated as such pursuant to Section 4 of Amendment No. 5.”
     “‘Term B-4 Lender’ means, at any time, any Lender that has a Term B-4 Loan Commitment or a Term B-4 Loan at such time.”
     “‘Term B-4 Loan’ means any Term B-4 Base Rate Loan or any Term B-4 Eurocurrency Rate Loan, as applicable.”
     “‘Term B-4 Loan Commitment’ means, as to each Term B-4 Lender, its obligation to exchange and convert Term B-2 Loans for and into Term B-4 Loans pursuant to Section 2.17(a) in an aggregate amount not to exceed the amount set forth in such Term B-4 Lender’s Lender Addendum delivered by such Term B-4 Lender on the Amendment No. 5 Effective Date as provided in Amendment No. 5, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Term B-4 Commitments of all Term B-4 Lenders on the Amendment No. 5 Effective Date is $750,000,000.”
     “‘Term B-4 Note’ means a promissory note of the Borrower and the Subsidiary Borrowers payable to any Term B-4 Lender or its registered assigns, in substantially the form of Annex B to Amendment No. 5, evidencing the aggregate Indebtedness of the Borrower and the Subsidiary Borrowers (which shall be allocated among them ratably in accordance with the Designated Amounts) to such Term B-4 Lender resulting from the Term B-4 Loans made or held by such Term B-4 Lender.”
     “‘Term Pro Rata Extension Offers’ has the meaning specified in Section 2.17(a).”
     (ii) The definition of “Applicable Rate” is hereby amended by (1) renumbering the existing clause (c) as clause (d) and (2) inserting the following as a new clause (c) thereof:
     “(c) with respect to Term B-4 Loans, (i) commencing on the Amendment No. 5 Effective Date, (A) for Eurocurrency Rate Loans, 3.875% and (B) for Base Rate Loans, 2.875% and (ii) thereafter, the following percentages per annum based on the Borrower’s Corporate Family Rating from Moody’s and Issuer Credit Rating from S&P as set forth below:

Applicable Rate
		Eurocurrency
Pricing Level	Rating	Rate	Base Rate
1	B1 or higher by Moody’s and B+ or higher by S&P	3.625%	2.625%

2	Less than Pricing Level 1 but at least B2 by Moody’s and B by S&P	3.875%	2.875%

3	B3 or lower by Moody’s or B- or lower by S&P	4.25%	3.25%
Changes in the Applicable Rate for Term B-4 Loans resulting from changes in ratings by Moody’s or S&P shall become effective on the Business Day following the public announcement of such new rating. If one or more of such rating agencies shall not have in effect a Corporate Family Rating or an Issuer Credit Rating, as applicable (other than by reason of the circumstances referred to in the following sentence), then the rating assigned by the other rating agency shall be used to establish the Applicable Rate for the Term B-4 Loans. If the rating system of Moody’s or S&P shall change, or if either rating agency shall cease to be in the business of providing corporate ratings, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of such rating agency shall be determined by reference to the rating most recently in effect prior to such change or cessation. At the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply as of the first Business Day after an Event of Default under Section 8.01 (a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).”
     (iii) Clause (c) of the definition of “Change of Control” is hereby amended by adding the words “, any Additional Senior Secured Notes” after the words “pertaining to the New Notes”.
     (iv) The definition of “Class” is hereby amended by amending and restating in its entirety as follows:
     “‘Class’ (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, Existing Term Lenders, Term B-2 Lenders, Incremental Term B-3 Lenders, Term B-4 Lenders, Extending Lenders with Extended Term Loans or Extended Lenders with Extended Revolving Credit Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Term B-2 Commitments, Incremental Term B-3 Commitments, Term B-4 Commitment, any commitments in respect of any Extended Term Loans or any Extended Revolving Credit Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Existing Term Loans, Term B-2 Loans, Incremental Term B-3 Loans, Term B-4 Loans, Extended Term Loans or Loans in respect of Extended Revolving Credit Commitments.”
     (v) The definition of “Consolidated Senior Secured Debt” is hereby amended by amending and restating in its entirety as follows:
     “‘Consolidated Senior Secured Debt’ means, as of any date of determination, the outstanding principal amount, without duplication, of (a) all Indebtedness under the Facility, (b) all other Consolidated Total Debt permitted under Sections 7.03(b)(i), (e), (h), (n) and (s) and any Guarantee under Section 7.03(c) in respect of such Consolidated Total Debt, in each case, that is secured by a Lien and (c) any Additional Senior Secured Notes.”
     (vi) The definition of “Designated Amount” is hereby amended by inserting after “Term B-2 Loans” in clause (a) thereof the words “and any Term B-4 Loans issued in exchange therefor, determined based on the aggregate principal amount of all Term B-2 Loans, Term B-4 Loans and any Extended Term Loans with respect to the aforementioned”
     (vii) The definition of “Facility” is hereby amended by amending and restating in its entirety as follows:
     “‘Facility’ means the Existing Term Loans, the Term B-2 Loans, the Incremental Term B-3 Loans, the Term B-4 Loans, any Extended Term Loans, the Revolving Credit Facility, a facility comprised of Extended Revolving Credit Commitments, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.”
     (viii) The definition of “Lender Addendum” is hereby amended by amending and restating in its entirety as follows:
     ““Lender Addendum” means, with respect to any applicable Lender, (i) a Lender Addendum, substantially in the form of Exhibit K, executed and delivered by such Lender on the Closing Date as provided in Section 10.23, (ii) a Lender Addendum, substantially in the form of Annex D to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date as provided in Amendment No. 1, (iii) a Lender Addendum, substantially in the form of Annex B to Amendment No. 2, executed and delivered by such Lender on the Amendment No. 2 Effective Date as provided in Amendment No. 2, (iv) a Lender Addendum, substantially in the form of Annex C to Amendment No. 3, executed and delivered by such Lender on the Amendment No. 3 Effective Date as provided in Amendment No. 3 or (v) a Lender Addendum, substantially in the form of Annex A to Amendment No. 5, executed and delivered by such Lender on the Amendment No. 5 Effective Date as provided in Amendment No. 5.”
     (ix) The definition of “Maturity Date” is hereby amended by amending and restating in its entirety as follows:
     “‘Maturity Date’ means (a) with respect to the Revolving Credit Facility, October 24, 2012, (b) with respect to the Existing Term Loans, the Term B-2

Loans and the Incremental Term B-3 Loans, October 24, 2013 and (c) with respect to the Term B-4 Loans, July 15, 2016; provided, however, that such date with respect to the Term B-4 Loans shall automatically become July 15, 2014 if, (i) as of such date, more than $50.0 million in aggregate principal amount of the Senior Notes remains outstanding and (ii) the Senior Secured Leverage Ratio (provided that for the purpose of calculating the Senior Secured Leverage Ratio Consolidated Senior Secured Debt shall be calculated net of unrestricted cash and cash equivalents as contemplated by clause (b) of the definition of “Consolidated Total Debt”, without duplication of any amounts already deducted in arriving at such Consolidated Senior Secured Debt) as of the last day of the most recent Test Period for which financial statements have been delivered under Section 6.01(a) or (b), as applicable, is greater than 2.8 to 1.0.”
     (x) The definition of “Term Commitment” is hereby amended by amending and restating in its entirety as follows:
     “‘Term Commitment’ means any Term B-2 Commitment, Incremental Term Loan Commitment, Incremental Term B-3 Loan Commitment, Term B-4 Loan Commitment or any commitment in respect of Extended Term Loans.”
     (xi) The definition of “Term Lender” is hereby amended by amending and restating in its entirety as follows:
     “‘Term Lender’ means any Existing Term Lender, any Term B-2 Lender, any Incremental Term B-3 Lender, any Term B-4 Lender or any Extending Lender, as applicable.”
     (xii) The definition of “Term Loan” is hereby amended by amending and restating in its entirety as follows:
     “‘Term Loan’ means any Existing Term Loan, any Term B-2 Loan, any Incremental Term B-3 Loan, any Term B-4 Loan or any Extended Term Loan, as applicable.”
     (xiii) The definition of “Term Note” is hereby amended by amending and restating in its entirety as follows:
     “‘Term Note’ means any Existing Term Note, any Term B-2 Note, any Incremental Term B-3 Note or any Term B-4 Note, as applicable.”
     (b) Section 2.05 is hereby amended as follows:
     (i) Section 2.05(a)(i) is hereby amended by inserting the following at the end of such clause: “In the event that, on or prior to the second anniversary of the Amendment No. 5 Effective Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Rate with respect to the Term B-4 Loans (other than the replacement of Term B-4 Loans with Extended Term Loans) or any optional prepayment or refinancing of the Term B-4 Loans (other than a refinancing in full of all of the Facilities) with proceeds of the substantially concurrent incurrence of new term loans having lower applicable rates (after giving effect to any premiums, upfront or similar fees or original issue discount paid on such new term loans) than the Applicable Rate for the Term B-4 Loans as of the Amendment

No. 5 Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.0% of the principal amount of Term B-4 Loans outstanding on the effective date of such amendment or that are repaid or refinanced, as applicable. Notwithstanding the foregoing, the Borrower may not prepay Term B-4 Loans or any Extended Term Loans unless such prepayment is accompanied by a pro rata prepayment of Term B-2 Loans or Term Loans of the Class from which such Extended Term Loans were converted (or such Term Loans of such Class have otherwise been repaid in full); provided that for the avoidance of doubt the Borrower may prepay Term Loans other than Term B-4 Loans without a pro rata prepayment of the Term B-4 Loans, and may prepay Term Loans of another Class from which Extended Term Loans may be converted without a pro rata prepayment of such Extended Term Loans”;
     (ii) Section 2.05(b)(iii) is hereby amended by inserting after “Section 7.03” the words “or issues or incurs Indebtedness in respect of Additional Senior Secured Notes pursuant to Section 7.03(v)”; and
     (iii) Section 2.05(b)(v) is hereby amended by inserting after “applied” the words “in respect of prepayments pursuant to Section 2.05(b) (other than prepayments pursuant to Section 2.05(b)(iii) in respect of the issuance or incurrence of Indebtedness in respect of Additional Senior Secured Notes pursuant to Section 7.03(v)), to prepay the Term Loans pro rata across each Class, and in respect of mandatory prepayments required pursuant to Section 2.05(b)(iii) in respect of the issuance or incurrence of Indebtedness in respect of Additional Senior Secured Notes pursuant to Section 7.03(v), at the direction of the Borrower either (A) first to prepay the Term Loans with the earliest Maturity Date pro rata across all such Term Loans having such identical Maturity Date, and thereafter to prepay the remaining Term Loans pro rata across each Class of such Term Loans or (B) to prepay the Term Loans pro rata across each Class, in each case, applied”.
     (c) Section 2.07(a) is hereby amended by (i) inserting after each instance of “Term B-2 Loans” the words “and Term B-4 Loans (or related predecessor Loans)” and (ii) inserting “applicable” prior to each instance of “Term Loans”.
     (d) Section 2.14(a) is hereby amended by inserting “(other than, for the avoidance of doubt those established in respect of Extended Term Loans or Extended Revolving Credit Commitments pursuant to Section 2.17)” following “Increases” in the last sentence of such Section.
     (e) Article II is hereby amended by inserting the following new Section 2.17 at the end thereof:
     “Section 2.17 Extension Offers.
     (a) Pursuant to one or more offers made from time to time by the Borrower to all Term Lenders holding Term Loans of a specified Class(es) with notice to the Administrative Agent, on a pro rata basis (based on the aggregate outstanding Term Loans) and on the same terms (‘Term Pro Rata Extension Offers’), the Borrower is hereby permitted to consummate transactions with individual Term Lenders from time to time to extend the maturity date of such Lender’s Term Loans and to otherwise modify the terms of such Lender’s Term Loans pursuant to the terms of the relevant Term Pro Rata Extension Offer (including without limitation increasing the interest rate or fees payable in respect of such Lender’s Term Loans and/or modifying the amortization schedule in respect of such Lender’s Term Loans). Pursuant to one or more offers made from time to time by the Borrower to all Revolving Credit Lenders with notice to the Administrative Agent, on a pro rata basis (based on the aggregate outstanding Revolving Credit Commitments) and on the same terms (‘Revolving Pro Rata Extension Offers’ and, together with Term Pro Rata Extension Offers, ‘Pro Rata Extension Offers’), the Borrower is hereby permitted to consummate transactions with individual Revolving Credit Lenders from time to time to extend the maturity date of such Lender’s Revolving Credit Commitments and to otherwise modify the terms of such Lender’s Revolving Credit Commitments pursuant to the terms of the relevant Revolving Pro Rata Extension Offer (including without limitation increasing the interest rate or fees payable in respect of such Lender’s Revolving Credit Commitments). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentences shall mean, (i) when comparing Term Pro Rata Extension Offers, that the Term Loans are offered to be extended for the same amount of time and that the interest rate changes and fees payable in respect thereto are the same and (ii) when comparing Revolving Pro Rata Extension Offers, that the Revolving Credit Commitments are offered to be extended for the same amount of time and that the interest rate changes and fees payable in respect thereto are the same. Any such extension (an ‘Extension’) agreed to between the Borrower and any such Lender (an ‘Extending Lender’) will be established under this Agreement pursuant to an amendment (an ‘Extension Amendment’) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Extending Lender and the Administrative Agent (which Extension Amendment, for the avoidance of doubt, shall not require the consent of any other Lender).
     (b) Each Extension Amendment shall specify the terms of the applicable extended Term Loan (any such extended Term Loan, an ‘Extended Term Loan’) and/or extended Revolving Credit Commitment (any such extended Revolving Credit Commitment, an “Extended Revolving Credit Commitment”); provided that (i) except as to interest rates, fees, amortization, final maturity date, subordinated collateral arrangements, if any, and subordinated voluntary and mandatory prepayment arrangements, if any (which shall be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall have (x) the same terms as the Term B-4 Loans, or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent and (ii) except as to interest rates, fees, final maturity, subordinated collateral arrangements, if any, and subordinated voluntary and mandatory prepayment arrangements, if any, any Extended Revolving Credit Commitment shall be a Revolving Credit Commitment with the same terms as the Revolving Credit Loans; provided, however, that (A) the interest rate margins for any (1) Extended Term Loan, shall not be greater than the highest interest rate margins that may, under any circumstances, be payable with respect to Term B-4 Loans or any other Extended Term Loans, plus in each case 25 basis points (and the interest rate margins applicable to the Term B-4 Loans or any other Extended Term Loans, as applicable, shall be increased to the extent necessary to achieve the foregoing) and (2) any Extended Revolving Credit Commitment, shall not be greater than the highest interest rate margins that may, under any circumstances, be payable with respect to any previously issued Extended Revolving Credit Commitment plus in each case 25 basis points (and the interest rate margins applicable to any other Extended Revolving Credit Commitment, shall be increased to the extent necessary to achieve the foregoing) and (B) solely for purposes of the foregoing clause (A), the interest rate margins applicable to any Extended Term Loan or Extended Revolving Credit Commitment shall be deemed to (1) include all upfront or similar fees or original issue discount payable generally to Lenders providing such Extended Term Loans or Extended Revolving Credit Commitments based on an assumed four-year life to maturity or any minimum Eurocurrency Rate and (2) ex-

clude customary consent fees payable to Lenders and arrangement fees payable to arrangers in connection with such Pro Rata Extension Offer.
     (c) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan and/or such Extending Lender’s Revolving Credit Commitment will be automatically designated an Extended Revolving Credit Commitment. For the avoidance of doubt, the commitments and obligations of any Swing Line Lender or L/C Issuer can only be extended pursuant to an Extension or otherwise with such Person’s consent.
     (d) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.17), (i) no Extended Term Loan or Extended Revolving Credit Commitment is required to be in any minimum amount or any minimum increment; provided that the aggregate amount of (A) Extended Term Loans for any new Class of Term Loans made in connection with any Pro Rata Extension Offer shall be at least $50,000,000 and (B) Extended Revolving Commitment for any new Class of Revolving Credit Commitments made in connection with any Pro Rata Extension Offer shall be at least $25,000,000, (ii) any Extending Lender may extend all or any portion of its Term Loans and/or Revolving Credit Commitment pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan and/or Extended Revolving Credit Commitment) and (iii) there shall be no condition to any Extension of any Loan or Revolving Credit Commitment at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan or Extended Revolving Credit Commitment implemented thereby.
     (e) Each extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided that the Borrowers shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.
     (f) (i) Notwithstanding the foregoing, from time to time after the Amendment Effective Date, upon notice by the Borrower to the Administrative Agent, banks or other financial institutions (“New Revolving Commitment Lenders”), which may or may not be existing Lenders, may elect to provide a new Revolving Credit Commitment (a “New Revolving Credit Commitment”) hereunder; provided that, to the extent such banks or other financial institutions are not existing Lenders, such banks or institutions shall be reasonably acceptable to the Administrative Agent, Swing Line Lender and L/C Issuer. Such New Revolving Credit Commitment will be in an amount (the “New Revolving Amount”) and have the terms specified in the notice to the Administrative Agent; provided that except as to interest rates, fees, final maturity, subordinated collateral arrangements, if any, and subordinated voluntary and mandatory prepayment arrangements, if any (and subject to clause (f)(iii) below), any New Revolving Credit Commitment shall be a Revolving Credit Commitment with the same terms as the Revolving Credit Loans. Upon receipt of a New Revolving Credit Commitment, the Borrower shall make a Pro Rata Extension Offer to all existing Revolving Credit Lenders to extend the maturity date of their Revolving Credit Commitments on the same terms as the New Revolving Credit Commitment (each Revolving Credit Lender that accepts such Pro Rata Extension Offer, an “Electing Lender”, and each existing Revolving Credit Lender that is not an Electing Lender, a “Non-Electing Lender”). Following such election (i)

the Revolving Credit Commitments of all existing Revolving Credit Lenders will be permanently reduced by an aggregate amount equal to the New Revolving Amount in the manner specified by Section 2.06(c) and (ii) the New Revolving Credit Commitment of the New Revolving Commitment Lenders will become effective and the aggregate Revolving Credit Commitment shall be increased by the New Revolving Amount. In connection with the foregoing, each Electing Lender may further elect with the consent of the Borrower (a “Further Election”) to provide a New Revolving Credit Commitment hereunder in an amount such that after giving effect to all New Revolving Credit Commitments, the amount of such Electing Lender’s Revolving Credit Commitment will equal the amount of such Electing Lender’s Revolving Credit Commitment prior to any such reduction. In the event any Electing Lender has made a Further Election, the reduction of all Revolving Credit Commitments contemplated by the second preceding sentence will instead be made in an aggregate amount to reflect the New Revolving Amount of the New Revolving Commitment Lenders and the new commitments of all Electing Lenders making a Further Election. Subject to the foregoing, the New Revolving Credit Commitments of the New Revolving Commitment Lenders and the new commitments of all Electing Lenders making a Further Election will otherwise be incorporated as Revolving Credit Commitments hereunder in the same manner in which Extended Revolving Credit Commitments are incorporated hereunder pursuant to this Section 2.17, including without limitation for purposes of Section 2.17(e).
     (ii) For the avoidance of doubt, after giving effect to such New Revolving Credit Commitments (“Post Effectiveness”), (1) the aggregate amount of Revolving Credit Commitments of all Classes derived from each Class in effect prior to such New Revolving Credit Commitments will be the same as the aggregate amount of Revolving Credit Commitments of each Class in effect prior to giving effect to such New Revolving Credit Commitments (“Pre-Effectiveness”), (2) the Revolving Credit Lenders that are Non-Electing Lenders will have Revolving Credit Commitments with the same terms as the Revolving Credit Commitment in effect Pre-Effectiveness, (3) the Revolving Credit Lenders that are Electing Lenders will have Revolving Credit Commitments with the same terms as the New Revolving Credit Commitment, (4) each Revolving Credit Lender that is an Electing Lender that has made a Further Election will have an aggregate amount of Revolving Credit Commitments equal to the amount of Revolving Credit Commitments it had Pre-Effectiveness and (5) the New Revolving Commitment Lender will have a Revolving Credit Commitment on the terms of the New Revolving Credit Commitment in an aggregate amount equal to the New Revolving Amount.
     (iii) With respect to any New Revolving Credit Commitment established after the Amendment Effective Date, other than the initial New Revolving Credit Commitment established after the Amendment Effective Date (the “Initial New Revolving Commitment”), (A) the interest rate margins for any New Revolving Credit Commitment shall not be greater than the highest interest rate margins that may, under any circumstances, be payable with respect to any New Revolving Commitment plus 25 basis points (and the interest rate margins applicable to any New Revolving Credit Commitment shall be increased to the extent necessary to achieve the foregoing), (B) solely for purposes of the foregoing clause (A), the interest rate margins applicable to any New Revolving Credit Commitment shall be deemed to (1) include all upfront or similar fees or original issue discount payable generally to Lenders providing such New Revolving Credit Commitments based on an assumed four-year life to maturity or any minimum Eurocurrency Rate and (2) exclude customary consent fees payable to Lenders and arrangement fees payable to arrangers in connection with such New Revolving Commitments.”

     (f) Section 7.01 is hereby amended as follows:
     (i) Section 7.01(y) is hereby amended by deleting “and” at the end thereof;
     (ii) Section 7.01(z) is hereby amended by replacing the period with “; and”; and
     (iii) Section 7.01 is hereby amended by inserting the following new clause (aa) at the end thereof:
     “(aa) Liens securing Additional Senior Secured Notes, provided if the Liens on the Collateral securing such Additional Senior Secured Notes (i) are or intended to be junior in priority to the Liens on the Collateral securing the Obligations, then such Liens shall be subject to a Junior Priority Intercreditor Agreement and (ii) are pari passu to Liens on the Collateral securing the Obligations, then such Liens shall be subject to a Pari Passu Intercreditor Agreement.”.
     (g) Section 7.03(v) is hereby amended and restated in its entirety to read as follows:
     “Indebtedness in respect of the (i) New Notes and (ii) Additional Senior Secured Notes and any Permitted Refinancing of the foregoing; provided that not less than 100% of the Net Cash Proceeds of the issuance of the Additional Senior Secured Notes shall be used to prepay the Term Loans at par (which prepayment shall be applied to repayments of the Term Loans required pursuant to Section 2.07(a) in the manner as directed by the Borrower).”.
     (h) Section 7.08(n) is hereby amended by inserting after “the New Notes Documentation” the words “and the Additional Senior Secured Notes Documentation”.
     (i) Section 7.09 is hereby amended by deleting “and” before clause (xi) and inserting at the end of the first sentence the words “, and (xii) are in the Additional Senior Secured Notes Documentation”.
     (j) Section 7.11 is hereby amended as follows:
     (i) Section 7.11(a) is hereby amended by inserting the following at the end of such Section: “and for each Test Period thereafter 3.75:1.”; and
     (ii) Section 7.11(b) is hereby amended by inserting the following at the end of such Section: “and for each Test Period thereafter 2.50:1.”.
     (k) Section 9.11 is hereby amended as follows:
     (i) Section 9.11(a) is hereby amended by deleting “or” before clause (iv) and inserting at the end of such Section the words “or (v) upon the terms of the Collateral Documents or the Additional Senior Secured Notes Intercreditor Agreement or any other intercreditor agreement entered into pursuant hereto”;
     (ii) Section 9.11(b) is hereby amended by deleting “and” at the end thereof;
     (iii) Section 9.11(c) is hereby amended by replacing the period with “; and”; and

     (iv) Section 9.11 is hereby amended by inserting the following new clause (d) after clause (c):
     (v) “(d) that the Administrative Agent is authorized to enter into the following in connection with the Additional Senior Secured Notes and, if applicable, any Extended Term Loan or Extended Revolving Credit Commitment: (i) amendments to the Collateral Documents that the Administrative Agent deems reasonable; (ii) any Pari Passu Intercreditor Agreement; (iii) any Junior Priority Intercreditor Agreement; and (iv) any other intercreditor agreement it deems reasonable, provided that any such intercreditor agreement contemplated by this clause (iv) shall be posted to the Lenders three Business Days before execution thereof and, if the Required Lenders shall not have objected to such intercreditor agreement, then the Required Lenders shall be deemed to agree that the Administrative Agent entry into such intercreditor agreement is reasonable and to have consented to such intercreditor agreement and the Administrative Agent’s execution thereof.”
     (l) Article X is hereby amended by inserting the following new Section 10.24 at the end thereof:
     “Section 10.24 Subject to Intercreditor Agreement.
     Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to the Collateral Documents are expressly subject to any Additional Senior Secured Notes Intercreditor Agreement and any other intercreditor agreement entered into pursuant hereto and (ii) the exercise of any right or remedy by the Administrative Agent hereunder or under any Additional Senior Secured Notes Intercreditor Agreement and any other intercreditor agreement entered into pursuant hereto is subject to the limitations and provisions of the Additional Senior Secured Notes Intercreditor Agreement and such other intercreditor agreement entered into pursuant hereto. In the event of any conflict between the terms of the Additional Senior Secured Notes Intercreditor Agreement or any other such intercreditor and terms of this Agreement, the terms of the Additional Senior Secured Notes Intercreditor Agreement or such other intercreditor agreement, as applicable, shall govern.”
          3. Representations and Warranties. Each Loan Party hereby represents and warrants that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, and (iii) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the Collateral Documents and other Loan Documents, are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
          4. Conditions Precedent to Effectiveness. The amendments set forth in clause 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied:
     (a) Each of the parties hereto (which shall include the Required Lenders and each Electing Term Lender as provided in clause (b) of this Section 4) shall have executed and delivered this Amendment;

     (b) All Term B-2 Lenders may elect (the “Electing Term Lenders”) to become Term B-4 Lenders and holders of Term B-4 Loans subject to all of the rights, obligations and conditions thereto under the Credit Agreement, as amended hereto, by executing the appropriate signature page in accordance with clause 5 hereof and delivering to the Administrative Agent such signature page (the “Term B-4 Loan Notice”) stating the amount of either (i) their Base Rate Loan (as defined under the Credit Agreement) outstanding that such Term Lender would like to extend and reclassify to a Term B-4 Base Rate Loan or (ii) their Eurocurrency Rate Loan (as defined under the Credit Agreement) outstanding that such Term Lender would like to extend and reclassify to a Term B-4 Eurocurrency Rate Loan, as applicable immediately prior to the effectiveness of the Credit Agreement, as amended hereto (the “Proposed Term B-4 Loan Amount”); provided that the aggregate amount of all Term Loans that may be reclassified as Term B-4 Loans in accordance with this clause 4(b) shall not exceed $1,000,000,000 (the “Extended Term Loan Cap”). In the event that the Electing Term Lenders collectively submit Term B-4 Loan Notices prior to the Consent Deadline indicating that the aggregate Proposed Term B-4 Loan Amount would exceed the Extended Term Loan Cap, such Electing Term Lenders shall be deemed to have extended and reclassified their Term B-2 Loans for either Term B-4 Base Rate Loans or Term B-4 Eurocurrency Rate Loans, as applicable, in an amount obtained by multiplying each such Electing Term Lender’s individual Proposed Term B-4 Loan Amount as set forth on such Electing Term Lender’s signature page to this Amendment as of the Consent Deadline (as defined below) by the quotient obtained by dividing the Extended Term Loan Cap by the aggregate Proposed Term B-4 Loan Amount of all Lenders obtained prior to the Consent Deadline, with rounding adjustments with respect to the amount to be allocated to each such Electing Term Lender as the Administrative Agent may determine in its discretion.
     (c) Each Term Lender executing this Amendment as a “Term B-4 Lender” shall have received, if requested by it, one or more replacement Notes payable to the order of such Term B-4 Lender duly executed by the Borrower in substantially the form of Annex B to Amendment No. 5, as amended hereto, as the case may be, evidencing such Term Lenders’ Term B-4 Loans, as extended; provided that such Term B-4 Lender shall have returned to the Borrower any Note held by it prior to the Effective Date.
     (d) The Borrower shall have paid all reasonable fees and out-of-pocket expenses (including the reasonable legal fees and expenses of Cahill Gordon & Reindel llp) incurred by the Administrative Agent, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Banc of America Securities LLC in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment, to the extent invoiced at least one Business Day prior to the date hereof.
     (e) The Administrative Agent shall have received such opinions as may reasonably be requested by it, including an opinion of Ropes & Gray LLP, New York counsel to the Loan Parties, each dated as of the Effective Date and reasonably satisfactory to the Administrative Agent.
     (f) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property;
     (g) The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on August 18, 2009 (the “Consent Deadline” and each such

Lender, a “Consenting Lender”) equal to 0.05% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered.
     (h) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the Effective Date.
     5. Effect of Amendment.
          (a) Subject to Section 8 hereof, on and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment.
          (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          (d) On the Effective Date: if the aggregate Proposed Term B-4 Loan Amount for all Electing Term Lenders is less than or equal to the Extended Term Loan Cap, (A) each Term B-2 Lender that has executed and delivered a counterpart to this Amendment as a “Term B-4 Base Rate Lender” (each, a “Term B-4 Base Rate Lender”) and has designated on its signature page an aggregate principal amount of its Term B-2 Loan to be treated as a “Term B-4 Base Rate Loan” (a “Term B-4 Base Rate Loan”) shall have its Term B-2 Loan automatically reclassified as a Term B-4 Base Rate Loan for the purpose of the Credit Agreement, as amended hereto, in an aggregate principal amount equal to its Proposed Term B-4 Loan Amount; and (B) each Term B-2 Lender that has executed and delivered a counterpart to this Amendment as a “Term B-4 Eurocurrency Rate Lender” (each, a “Term B-4 Eurocurrency Rate Lender”) and has designated on its signature page an aggregate principal amount of its Term B-2 Loan to be treated as a “Term B-4 Eurocurrency Rate Loan” (a “Term B-4 Eurocurrency Rate Loan”) shall have its Term B-2 Loan automatically reclassified as a Term B-4 Eurocurrency Rate Loan for the purpose of the Credit Agreement, as amended hereto, in an aggregate principal amount equal to its Proposed Term B-4 Loan Amount; provided if the aggregate Proposed Term B-4 Loan Amount for all Electing Term Lenders is greater than the Extended Term Loan Cap, such amount of Term B-4 Loans will be allocated to the Electing Term Lenders in accordance with clause 4(b) hereof.
          6. Post-Effective Provisions. Each Loan Party covenants that it shall deliver to the Administrative Agent or Collateral Agent, as applicable:
          (a) With respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party,

and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;
          (b) With respect to each Mortgage Amendment, a copy of the existing mortgage title insurance policy and an endorsement with respect thereto (collectively, the “Mortgage Policy”) relating to the Mortgage encumbering such Mortgaged Property assuring the Collateral Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all Liens except as expressly permitted by Section 7.01 of the Credit Agreement or by the Collateral Agent, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;
          (c) With respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (a) shall be addressed to each Agent and each of the Lenders, (b) shall cover the due authorization, execution, delivery and enforceability of the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (c) shall be in form and substance reasonably satisfactory to the Agents;
          (d) With respect to each Mortgaged Property, such customary and reasonable affidavits, certificates, information and instruments of indemnification as shall be required to induce applicable title insurance company to issue the Mortgage Policies contemplated in subparagraph (b) of this Section 6;
          (e) Evidence reasonably acceptable to the Collateral Agent of payment by the appropriate Loan Party or Subsidiary thereof of all applicable title insurance premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the Mortgage Policies referred to in subparagraph (b) of this Section 6.
     The applicable Loan Parties shall deliver or cause to be delivered each of the documents and instruments required pursuant to this Section 6 within thirty (30) days after the Effective Date, unless extended by the Administrative Agent in its sole discretion.
          7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Agent, the Lenders, the Secured Parties and the Borrower.
          8. Limitation. Each party hereto hereby agrees that this Amendment is not inconsistent with the terms of the Credit Agreement.
          9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.
          10. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.
          11. Interpretation. This Amendment is a Loan Document for the purposes of the Credit Agreement.

          12. Confirmation of Guaranties. By signing this Agreement, each Guarantor hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees set forth in the Guaranty and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
          13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Mark B. Felker
	Name:	Mark B. Felker
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 (WEST)]

By executing this signature page:
(i) as an existing Term Lender that is an Extending Lender (any such Lender, an “Extending Term Lender”), the undersigned institution agrees (A) to the terms of the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended by Amendment No. 5, to extend and reclassify its Term B-2 Loans into Term B-4 Loans in the amounts reflected,
(ii) as a Revolving Credit Lender, the undersigned institution agrees to the terms of the Amendment, and
(iii) as an existing Term Lender that is not an Extending Lender (any such Lender, a “Non-Extending Term Lender”), the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended by Amendment No. 5, but not to extend and reclassify its Term B-2 Loans into Term B-4 Loans
Name of Lender:

Executing as an Extending Term Lender:
by
Name:
Title:

For any Institution requiring a second signature line:
by
Name:
Title:

Tranche		Loans
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Term B-2 Loans	95235LAF7

Executing as a Non-Extending Term Lender:		Executing as a Revolving Credit Lender:

by		by
	Name: Title:		Name: Title:

For any Institution requiring a second signature line:		For any Institution requiring a second signature line:

by		by
	Name:		Name:
	Title:		Title:
[SIGNATURE PAGE TO AMENDMENT NO. 5 (WEST)]

WEST CORPORATION, as Borrower
By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 5 (WEST)]

COSMOSIS CORPORATION
INTERCALL, INC.
INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA      INC.
INTRADO INC.
INTRADO INFORMATION SYSTEMS      HOLDINGS, INC.
INTRADO COMMAND SYSTEMS, INC.
GEO911, INC.
POSITRON PUBLIC SAFETY SYSTEMS CORP.
MASYS CORPORATION
NORTHERN CONTACT, INC.
TELEVOX SOFTWARE, INCORPORATED
WEST ASSET MANAGEMENT, INC.
WEST DIRECT II, INC.
WEST INTERACTIVE CORPORATION
WEST INTERNATIONAL CORPORATION
WEST NOTIFICATIONS GROUP, INC.
WEST RECEIVABLE SERVICES, INC.,
as Guarantors

By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

WEST BUSINESS SERVICES, LLC WEST DIRECT, LLC WEST FACILITIES, LLC WEST AT HOME, LLC WEST CUSTOMER MANAGEMENT GROUP, LLC, as Guarantors
By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

ASSET DIRECT MORTGAGE, LLC, as a Guarantor
By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Manager

[SIGNATURE PAGE TO AMENDMENT NO. 5 (WEST)]

INTERCALL TELECOM VENTURES, LLC, as a Guarantor
By:	InterCall, Inc., its sole member

By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

BUYDEBTCO, LLC THE DEBT DEPOT, LLC WEST ASSET PURCHASING, LLC, as a Guarantor
By:	West Receivable Services, Inc.

By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

INTRADO INTERNATIONAL, LLC, as a Guarantor
By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

STARGATE MANAGEMENT LLC, as a Guarantor
By:	/s/ Paul M. Mendlik
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 5 (WEST)]

ANNEX A
LENDER ADDENDUM
          Reference is made to the Credit Agreement dated as of October 24, 2006, as amended by Amendment No. 1 on February 14, 2007, as amended by Amendment No. 2 on May 11, 2007, as amended by Amendment No. 3 on May 16, 2008, as amended by Amendment No. 4 effective as of August 10, 2009 and as amended by Amendment No. 5 on August 28, 2009 (as further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Wachovia Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the Amendment No. 5 Effective Date, the undersigned hereby becomes a Term B-4 Lender thereunder having Term B-4 Loan Commitments of $____________.
          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Term B-4 Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

A-1

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this                      day of                     , 2009.

[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed:
WEST CORPORATION, as Borrower

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

A-2

ANNEX B
FORM OF TERM B-4 NOTE
LENDER: [•]
PRINCIPAL AMOUNT: $[•]
New York, New York
[     ], 20[   ]
          FOR VALUE RECEIVED, each of the undersigned, WEST CORPORATION, a Delaware corporation (the “Borrower”), and the Subsidiary Borrowers listed on the signature pages hereto (the “Subsidiary Borrowers”), hereby promises, jointly and severally, to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 24, 2006, as amended by Amendment No. 1 on February 14, 2007, as amended by Amendment No. 2 on May 11, 2007, as amended by Amendment No. 3 on May 16, 2008, as amended by Amendment No. 4 effective as of August 10, 2009 and as amended by Amendment No. 5 on August 28, 2009 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender from time to time party thereto, Wachovia Bank, National Association, as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-4 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement (which shall be allocated among them ratably in accordance with the Designated Amounts (as defined in the Credit Agreement)) and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-4 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Credit Agreement.
          Each of the Borrower and the Subsidiary Borrowers promises, jointly and severally, to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.
          Each of the Borrower and the Subsidiary Borrowers hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
          All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower and the Subsidiary Borrowers under this note.
          This note is one of the Term B-4 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

WEST CORPORATION
By:
Name:
Title:

WEST NOTIFICATIONS GROUP, INC.
By:
Name:
Title:

WEST DIRECT II, INC.
By:
Name:
Title:

INTERCALL, INC.
By:
Name:
Title:

INTRADO INC.
By:
Name:
Title:

TELEVOX SOFTWARE, INCORPORATED
By:
Name:
Title:

WEST DIRECT, LLC
By:
Name:
Title:

WEST INTERACTIVE CORPORATION
By:
Name:
Title:

WEST BUSINESS SERVICES, LLC
By:
Name:
Title:

WEST CUSTOMER MANAGEMENT GROUP, LLC
By:
Name:
Title:

LOANS AND PAYMENTS

Name of
			Payments of	Principal	Person Making
Date	Amount of Loan	Maturity Date	Principal/Interest	Balance of Note	the Notation